UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 2, 2018

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On November 2, 2018, Gary L. Bryenton and Gary J. Nay, directors of CBL & Associates Properties, Inc. (the “Company”), each notified the Company of his decision to retire from the Board of Directors, effective December 31, 2018. Each advised the Company that his decision to retire from the Board of Directors at this time was not the result of any disagreement with the Company on any matter, including any matter related to the Company’s operations, policies or practices.

In connection with receiving notification of these decisions, the Board of Directors voted to decrease the size of the Company’s Board of Directors to seven members, effective with the retirements of Mr. Bryenton and Mr. Nay on December 31, 2018. The Board of Directors has also determined that, effective January 1, 2019 and in order to appropriately adjust the balance of Board committee assignments following these retirements, independent director Kathleen Nelson will begin serving as Chair of the Nominating/Corporate Governance Committee and cease to serve as a member of the Board's Audit Committee. No other changes to the committees of the Board of Directors are contemplated at this time.

Item 7.01 Regulation FD Disclosure.

The Company’s press release announcing the pending retirements of Mr. Bryenton and Mr. Nay is furnished as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release - CBL Properties Announces Gary Bryenton and Gary Nay to Retire from Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
___________________________________
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
___________________________________
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: November 5, 2018